UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 22, 2005

Commission file number 0-21513

DXP Enterprises, Inc.

(Exact name of registrant as specified in its charter)
Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)

_________________________

Registrant's telephone number, including area code:

(713) 996-4700

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Regulation FD.

On August 22, 2005, DXP Enterprises, Inc., issued a press release announcing the acquisition of a pump remanufacturing company, a copy of which is furnished as Exhibit 99.1 hereto, which is incorporated herein by reference. Such exhibit (i) is furnished pursuant to Item 2.02 of Form 8-K, (ii) is not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press Release dated August 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

August 22, 2005 By: /s/Mac McConnell

Mac McConnell

Senior Vice President and

Chief Financial Officer

INDEX TO EXHIBITS

Introductory Note: The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and is not to be considered "filed" under the Exchange Act and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act or the Exchange Act.

Exhibit No. Description

99.1 Press Release dated August 22, 2005 regarding the acquisition of a pump remanufacturing company.

Exhibit 99.1 NEWS RELEASE

CONTACT: Mac McConnell

Senior Vice President, Finance

713-996-4700

www.dxpe.com

DXP Enterprises, Inc. Announces Strategic Acquisition of a Pump Remanufacturing Company

Houston, TX (August 22, 2005) - DXP Enterprises, Inc. (NASDAQ: DXPE) announced that it has recently completed a strategic acquisition of a company that specializes in remanufacturing pumps and pumping equipment. Operating from an in house inventory of used pumps, the acquired company's primary focus is providing reduced lead times on capital projects within the oil & gas, pipeline, refinery and process industries. This acquisition will expand and enhance DXP's capability to meet the needs of their customers, where shorter lead times equate to significant cost savings.

The last twelve months sales for the acquired business were estimated at around $7 million. The purchase price of roughly $3 million was funded by cash of approximately $2.5 million, utilizing available capacity under our bank revolving credit facility, in addition, a $500,000 merchandizing credit was issued to the seller for the purposes of providing an incentive to purchase MRO supplies from DXP.

John Jeffery, Senior Vice President of Marketing, said, "This acquisition will immediately add value to DXP's Innovative Pumping Solutions Group by enabling us to offer quick turnaround on a variety of pumping needs, which presents a significant advantage given that the current global marketplace consistently struggles with long lead times due to the limited availability of materials". Chief Financial Officer, Mac McConnell, stated, "We expect this acquisition to be immediately accretive to earnings".

DXP Enterprises, Inc., headquartered in Houston, Texas, is a leading distributor of capital equipment and maintenance, repair, operating and production (MROP) products and services. These products and services include: Innovative Pumping Solutions for capital pump projects; SmartSource(SM) programs for integrated supply chain management; MROP products such as fluid handling equipment, bearings, power transmission equipment, general industrial supplies, safety equipment and electrical products; and MROP services such as engineering expertise, contract maintenance, logistics, system agreements, repair services, vendor managed inventory (VMI), and B2B technology solutions. DXP's "Total Product Concept" enables the customer to reduce their costs by leveraging all or part of their purchases of MROP products and services. For 96 years DXP has serviced general manufacturing, oil and gas, petrochemical, refining, wood products and mining segments of the industrial market.

Additional information on DXP is available at http://www.DXPE.com.